UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2017 (April 4, 2017)

Panera Bread Company

(Exact name of registrant as specified in its charter)

Delaware	000-19253	04-2723701
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3630 South Geyer Road, Suite 100 St. Louis, MO	63127
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 314-984-1000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation Or Bylaws.

On April 4, 2017, the board of directors of Panera Bread Company, a Delaware corporation (the “Company” or “Panera”), amended, effective immediately, the Company’s Third Amended and Restated By-laws (the “By-laws”) to add Article VII, which provides that, unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee or agent of the Company to the Company or the Company’s shareholders or debtholders, (c) any action or proceeding asserting a claim against the Company or any director, officer or other employee or agent of the Company arising pursuant to any provision of the General Corporation Law of the State of Delaware or the Amended and Restated Certificate of Incorporation of the Company or the By-laws (in each case, as they may be amended from time to time), or (d) any action asserting a claim against the Company or any director, officer or other employee or agent of the Company governed by the internal affairs doctrine or other “internal corporate claim” as defined in Section 115 of the General Corporation Law of the State of Delaware, will be a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware).

The foregoing description of the By-laws is qualified in its entirety by reference to the full text of the By-laws of the Company attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01	Other Events.

On April 5, 2017, Panera and JAB Holdings B.V. (“JAB”), a private limited liability company incorporated under the laws of the Netherlands, issued a joint press release announcing their entry into a definitive merger agreement. A copy of the press release is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Additional Information and Where to Find It

This communication relates to the proposed merger involving Panera, Rye Parent Corp. (“Parent”), Rye Merger Sub, Inc., and JAB. In connection with the proposed merger, Panera and Parent intend to file relevant materials with the SEC, including Panera’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Proxy Statement or any other document that Panera may file with the SEC or send to its stockholders in connection with the proposed merger. STOCKHOLDERS OF PANERA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov and Panera stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from Panera.

Participants in the Solicitation

Panera, Parent and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Common Stock in respect of the proposed merger. Information about the directors and executive officers of Panera is set forth in the proxy statement for Panera’s 2016 Annual Meeting of stockholders, which was filed with the SEC on April 15, 2016, and in Panera’s Annual Report on Form 10-K for the fiscal year ended December 27, 2016, which was filed with the SEC on February 22, 2017. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.

Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this communication and in our public disclosures, whether written or oral, relating to future events or our future performance, including any discussion, expressed or implied, regarding our anticipated growth, operating results, future earnings per share, plans, objectives, the impact of our investments in sales-building initiatives and operational capabilities on future sales and earnings, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are often identified by the words “believe,” “positioned,” “estimate,” “project,” “target,” “plan,” “goal,” “assumption,” “continue,” “intend,” “expect,” “future,” “anticipate,” and other similar expressions, whether in the negative or the affirmative, that are not statements of historical fact.

These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict, and you should not place undue reliance on our forward-looking statements. Our actual results and timing of certain events could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including, but not limited to: the risk that Panera’s shareholders do not approve the merger; uncertainties as to the timing of the merger; the conditions to the completion of the merger may not be satisfied, or the regulatory approvals required for the merger may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the merger on Panera’s business relationships, operating results, and business generally; risks that the merger disrupts current plans and operations of Panera and potential difficulties in Panera’s employee retention as a result of the merger; risks related to diverting management’s attention from Panera’s ongoing business operations; the outcome of any legal proceedings that may be instituted against Panera related to the merger agreement or the merger; the amount of the costs, fees, expenses and other charges related to the merger; and other factors discussed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 27, 2016. All forward-looking statements and the internal projections and beliefs upon which we base our expectations included in this release are made only as of the date of this release and may change. While we may elect to update forward-looking statements at some point in the future, we expressly disclaim any obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are filed with this report.

Exhibit No.	Description of Exhibit

3.1	Third Amended and Restated By-laws of Panera Bread Company, as amended

99.1	Joint Press Release by Panera Bread Company and JAB Holdings B.V., dated April 5, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANERA BREAD COMPANY

Date: April 5, 2017	By:	/s/ Louis DiPietro
	Name:	Louis DiPietro

	Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Third Amended and Restated By-laws of Panera Bread Company, as amended

99.1	Joint Press Release by Panera Bread Company and JAB Holdings B.V., dated April 5, 2017